Filed Pursuant to Rule 497(e)
File Nos. 333-201530 and 811-23024

Pacer Global High Dividend ETF (PGHD)
(the “Fund”)
January 12, 2017
Supplement to the Summary Prospectus
dated August 31, 2016

Effective January 13, 2017, the name of the Fund is changed to Pacer Global Cash Cows Dividend ETF, and the Fund’s ticker symbol is changed to “GCOW”.
Additionally, the name of the Fund’s underlying index (the “Index”) has changed to the Pacer Global Cash Cows Dividend Index. Only the name of the Index is affected by this change, and no other aspects of the Index, including its components, value, and methodology, are affected by this change.
As a result of these changes, all references to the “Pacer Global Cash Cows Dividend 100 Index” and “Pacer Global High Dividend ETF” in the Summary Prospectus are revised to refer to the “Pacer Global Cash Cows Dividend Index” and “Pacer Global Cash Cows Dividend ETF,” respectively.

Additionally, the section entitled “Principal Investment Strategies of the Fund – The Index” is deleted in its entirety and replaced with the following:

The Index

The Index uses an objective, rules-based methodology to provide exposure to global companies with high dividend yields backed by a high free cash flow yield. Companies with high free cash flow yields are commonly referred to as “cash cows”.

The initial index universe is derived from the component companies of the FTSE Developed Large Cap Index. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts (“REITs”), are excluded from the Index universe.

The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The 300 companies with the highest free cash flow yield are then ranked by their dividend yield. The equity securities of the 100 companies with the highest dividend yield are included in the Index.

Free Cash Flow (FCF): The cash remaining after a company has paid expenses, interest, taxes, and long-term investments. It is the source from which dividends are paid.
Enterprise Value (EV): A company’s market capitalization plus its debt and minus its cash and cash equivalents.
Free Cash Flow Yield: FCF / EV

At the time of each rebalance of the Index, the companies included in the Index are weighted based on the aggregate amount of dividends distributed by each company for the trailing twelve month period, and weightings are capped at 2% of the weight of the Index for any individual company. The index is reconstituted and rebalanced semi-annually as of the close of business on the 3rd Friday of June and December.

Please retain this Supplement with your Summary Prospectus for future reference.

Pacer Global High Dividend ETF (PGHD)
(the “Fund”)
January 12, 2017
Supplement to the Prospectus
dated August 31, 2016

Effective January 13, 2017, the name of the Fund is changed to Pacer Global Cash Cows Dividend ETF, and the Fund’s ticker symbol is changed to “GCOW”.
Additionally, the name of the Fund’s underlying index (the “Index”) has changed to the Pacer Global Cash Cows Dividend Index. Only the name of the Index is affected by this change, and no other aspects of the Index, including its components, value, and methodology, are affected by this change.
As a result of these changes, all references to the “Pacer Global Cash Cows Dividend 100 Index” and “Pacer Global High Dividend ETF” in the Prospectus are revised to refer to the “Pacer Global Cash Cows Dividend Index” and “Pacer Global Cash Cows Dividend ETF,” respectively.

The following sentence has been added to the Prospectus cover: “The Funds offered through this Prospectus are not money market funds and do not seek to maintain a fixed or stable NAV of $1.00 per share.”

Additionally, the section entitled “Principal Investment Strategies of the Fund – The Index” on pages 29–30 of the Prospectus is deleted in its entirety and replaced with the following:

The Index

The Index uses an objective, rules-based methodology to provide exposure to global companies with high dividend yields backed by a high free cash flow yield. Companies with high free cash flow yields are commonly referred to as “cash cows”.

The initial index universe is derived from the component companies of the FTSE Developed Large Cap Index. The initial universe of companies is screened based on their average projected free cash flows and earnings (if available) over each of the next two fiscal years. Companies with negative average projected free cash flows or earnings are removed from the Index universe. Additionally, financial companies, other than real estate investment trusts (“REITs”), are excluded from the Index universe.

The remaining companies are ranked by their free cash flow yield for the trailing twelve month period. The 300 companies with the highest free cash flow yield are then ranked by their dividend yield. The equity securities of the 100 companies with the highest dividend yield are included in the Index.

Free Cash Flow (FCF): The cash remaining after a company has paid expenses, interest, taxes, and long-term investments. It is the source from which dividends are paid.
Enterprise Value (EV): A company’s market capitalization plus its debt and minus its cash and cash equivalents.
Free Cash Flow Yield: FCF / EV

At the time of each rebalance of the Index, the companies included in the Index are weighted based on the aggregate amount of dividends distributed by each company for the trailing twelve month period, and weightings are capped at 2% of the weight of the Index for any individual company. The index is reconstituted and rebalanced semi-annually as of the close of business on the 3rd Friday of June and December.

Additionally, the section entitled “Additional Information about the Funds – Additional Information About Each Index and the Underlying Indices – FTSE All World Developed Large Cap Index” on page 42 of the Prospectus is deleted in its entirety and replaced with the following:

FTSE Developed Large Cap Index. The FTSE Developed Large Cap Index is made up of common stocks of large capitalization companies located in twenty-two countries—mostly companies in the U.S., Japan, and United Kingdom (which made up approximately 58.72%, 8.71%, and 7.13%, respectively, of the FTSE Developed Large Cap Index’s market capitalization as of June 30, 2016). Other countries represented in the Index include Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Korea, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden and Switzerland.

Please retain this Supplement with your Prospectus for future reference.